Exhibit 99.3

WWA GROUP, INC.

UNAUDITED PRO FORMA COMBINED INFORMATION

For the nine months ended September 30, 2011 and for the year ended December 31, 2010

TABLE OF CONTENTS

Page

Basis of presentation                                                                                                                       F-2

Unaudited pro forma condensed balance sheets for the nine months ended September 30, 2011           F-3

Unaudited pro forma condensed statements of operations for the nine months ended

September 30, 2011                                                                                                                         F-5

Unaudited pro forma condensed statements of operations for the year ended December 31, 2010         F-7

Schedule A – Reconciliation of Infrastructure Consolidated Statements of Operations for the

year ended December 31, 2010                                                                                                        F-8

Schedule B – Reconciliation of Infrastructure Consolidated Statements of Operations for the

nine months ended September 30, 2011                                                                                             F-9

Notes to pro forma combined balance sheets and statements of operation                                           F-10

Basis of presentation

The following unaudited pro forma financial information of WWA Group, Inc. ("WWA Group") is based on the historical financial statements of WWA Group.  The combined balance sheet and statement of operations of WWA Group for the nine months ended September 30, 2011, have been prepared as if the acquisition of an aggregate of sixty three and one half percent (63.5%) of Infrastructure Developments Corp. (“Infrastructure”) had occurred on January 1, 2010, the first day of the fiscal year of the registrant.

Such unaudited pro forma financial information should be read in conjunction with the historical financial statements of WWA Group for the years ended December 31, 2010 and 2009, including the notes thereto, which were filed as part of WWA Group’s Form 10-K/A-2, filed with the Securities and Exchange Commission on February 6, 2012.  This unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of WWA Group that would have occurred if the consolidation of Infrastructure had been completed on the dates indicated, nor does it purport to represent WWA Group’s results of operations as of any future date or for any future period. The pro forma combined balance sheet and statement of operations of WWA Group only include the consolidation of Infrastructure. In addition, the pro forma combined financial statements are based upon fair value of the assets and liabilities consolidated from Infrastructure.  Management believes all material adjustments necessary to reflect the effect of the consolidation have been made to the unaudited pro forma financial information.

Exhibit 99.3

Consolidated Balance Sheets as on September 30, 2011
	WWA Group	Adjustment to WWA Group		WWA Group Adjusted	Infrastructure	Adjustment to Infrastructure		Infrastructure Adjusted	Inter Company Elimination		Consolidated
Assets
Current assets:
Cash	$ 710	$ -		$ 710	$ 95,056	$ -		$ 95,056	$ -		$ 95,766
Notes receivable	-	-		$ -	-	-		$ -	-		$ -
Prepaid Expenses	-	-		$ -	40,740	-		$ 40,740	-		$ 40,740
Other current assets	313,180	(48,345)	A	$ 264,835	21,053	-		$ 21,053	-		$ 285,888
Total current assets	313,890	(48,345)		$ 265,545	156,849	-		$ 156,849	-		$ 422,394
Investment in equity interests	814,263	3,449,281	B	4,263,544	-	-		$ -	(4,263,544)	N	$ -
Notes receivable	1,188,001	(1,188,001)	C	-	-	-		$ -	-		-
Investment in related party entity	-	-			-	-		$ -	-		-
Total Assets	$2,316,154	$ 2,212,935		$4,529,088	$ 156,849	$ -		$ 156,849	$(4,263,544)		$ 422,393
Liabilities and Stockholders' Equity
Current liabilities:
Accounts Payable	-	-		-	27,856	-		27,856	-		$ 27,856
Accrued expenses	73,470	-		73,470	233,171	(48,345)	E	184,826	-		$ 258,296
Short Term Debt - Notes Payable	9,144	-		9,144	364,226	-		364,226	-		$ 373,370
Current maturities of long-term debt	-	-		-	-	-		-	-		$ -
Total current liabilities	82,614	-		82,614	625,254	(48,345)		576,909	-		$ 659,523
Long-term debt	-				2,409,003	(2,409,003)	F	-	-		$ -
Total liabilities	82,614	-		82,614	3,034,257	(2,457,348)		576,909	-		$ 659,523
Commitments and contingencies	-	-		-	-	-		-	-		-
Stockholders' equity:
Common stock, $0.001 par value, 50,000,000 shares authorized; 22,591,922 issued and outstanding	22,592	-		22,592	-	-		-	-		$ 22,592
Common stock, $0.001 par value, 124,406,360 shares issued and outstanding	-	-		-	124,406	(124,406)	G	-	-		$ -
Majority stock (WWA)	-	-		-	-	186,994	H	186,994	(186,994)	O	$ -
Minority stock	-	-		-	-	103,112	I	103,112	-		$ 103,112
Additional paid-in capital	4,449,080	-		4,449,080	6,011,789	(6,011,789)	J	-			$ 4,449,080
Additional paid-in capital- Minority share	-	-			-	4,247,083	K	4,247,083	-		$ 4,247,083
Additional paid-in capital- Majority (WWA) share	-	-			-	4,076,550	L	4,076,550	(4,076,550)	P	$ -
Retained earnings	(2,238,133)	2,212,935	D	(25,198)	(9,013,603)	(20,196)	M	(9,033,799)	-		$ (9,058,997)
Total stockholders' equity:	2,233,539	2,212,935		4,446,474	(2,877,408)	2,457,348		(420,060)	(4,263,544)		$ (237,130)
	$2,316,154	$ 2,212,935		$4,529,088	$ 156,849	$ -		$ 156,849	$(4,263,544)		$ 422,393

Notes to the Adjustments on the following page

The accompanying notes are an integral part of these pro forma consolidated financial statements

Exhibit 99.3

Notes to Adjustments

A.      Other current assets of WWA Group adjusted to $48,345 due to reversal of accrued income on notes receivable from Infrastructure at September 30, 2011.

B.       Investment in equity interest adjusted by net figure of $3,449,281 comprised of $404,955.54 due to reversal of share in the profit and loss of Infrastructure, $566,781 on account of extraordinary gain on restatement of investment in Infrastructure from its present value of $1,219,218.83 to its original value of $1,786,000 and $2,477,544 being the increase on investment as a result of the shares issued by Infrastructure to WWA Group on conversion of its notes receivable from Infrastructure.

C.       Notes receivable of WWA Group adjusted by net figure of $1,188,001 comprised of $1,221,002 due to the reversal of the 50% impairment recorded at March 31, 2011 by WWA Group and $2,409,003 being the total amount then converted into shares of Infrastructure.

D.      Retained earnings of WWA Group adjusted by net figure of $2,212,935 comprised of reversals on account of impairment, share of profit and loss in Infrastructure, extraordinary gain and interest income.

E.       Accrued Expenses of IDVC is adjusted with $ 48,345 being reversal of accrued interest expense on long term debt till September 30, 2011

F.       Infrastructure issued 165,699,842 shares for $2,477,544 on conversion of long term debt of $2,409,003 as of December 31, 2010 due to WWA Group.

G.      Common stock of Infrastructure is reversed to give effect to majority and minority interest.

H.      Existing common stock of $124,406 of Infrastructure is increased by new issuance of shares of $165,700 resulting in total common stock of $290,106 of which WWA Group holds common stock of $186,994 and is categorized under majority interest.

I.         Common stock of $103,112 represents minority interest.

J.        Additional paid in capital of Infrastructure is reversed to give effect of majority and minority interest.

K.      Additional paid in capital of $4,247,083 represents minority interest.

L.       Additional paid in capital of $4,076,550 represents majority interest.

M.     Retained earnings of Infrastructure adjusted by $20,196 being interest expenses due to conversion of long term debt into equity.

N.      Investment of WWA Group in Infrastructure is eliminated on consolidation.

O.      Majority common stock of Infrastructure eliminated due to consolidation.

P.       Majority additional paid up capital of Infrastructure eliminated due to consolidation.

The accompanying notes are an integral part of these pro forma consolidated financial statements

Exhibit 99.3

WWA Group Pro Forma Consolidated Statements of Income for the Nine Months ended September 30, 2011

	WWA Group	Adjustments to WWA Group		Adjusted WWA Group	Infrastructure	Adjustments to Infrastructure		Adjusted Infrastructure	Consolidated
Revenues from commissions and services	$ -	$ -		$ -	$ -	$ -		$ -	$ -
Revenues from sales of equipment	$ -	$ -		$ -	$ -	$ -		$ -	$ -
Revenues from contracts	$ -	$ -		$ -	$ 571,443	$ -		$ 571,443	$ 571,443
Revenues from Ship Charter	$ -	$ -		$ -	$ -	$ -		$ -	$ -
Total revenues	-	-		$ -	571,443	-		$ 571,443	571,443
Direct costs - commissions and services	-	-		$ -	636,894	-		$ 636,894	636,894
Direct costs - sales of equipment	-	-		$ -	-	-		$ -	-
Gross profit	-	-		$ -	(65,451)	-		$ (65,451)	(65,451)
Operating expenses:
General, selling and administrative expenses	19,517	-		$ 19,517	642,473	-		$ 642,473	661,990
Salaries and wages	-	-		$ -	200,486	-		$ 200,486	200,486
Selling expenses	-	-		$ -	-	-		$ -	-
Bad debt expenses	-	-		$ -	524,685	-		$ 524,685	524,685
Depreciation and amortization expense	-	-		$ -	-	-		$ -	-
Total operating expenses	19,517	-		$ 19,517	1,367,644	-		$ 1,367,644	1,387,161
(Loss) income from operations	(19,517)	-		$ (19,517)	(1,433,095)	-		$ (1,433,095)	(1,452,612)
Other income (expense):
Interest expense	-	-		$ -	(55,713)	(20,196)	E	$ (75,909)	(75,909)
Impairment of Notes receivables	(1,711,003)	1,221,003	A	$ (490,000)	-	-		$ -	(490,000)
Loss on Equity investment	(404,956)	404,956	B	$ -	-	-		$ -	-
Extraordinary gain/loss on restatement of investments in Infrastructure	-	566,781	C	$ 566,781	-	-		$ -	566,781
Interest income	48,345	20,196	D	$ 68,541	-	-		$ -	68,541
Other income (expense)	(2)	-		$ (2)	(3,979,003)	-		$ (3,979,003)	(3,979,005)
Total other income (expense)	(2,067,615)	2,212,935		$ 145,320	(4,034,716)	(20,196)		$ (4,054,912)	(3.909,592)
(Loss) income before income taxes	(2,087,132)	2,212,935		$ 125,803	(5,467,811)	(20,196)		$ (5,488,007)	(5,362,204)
Provision for income taxes	$ -	$ -		$ -	$ -	-		$ -	$ -
Net (Loss) income from continued operations	$ (2,087,132)	$ 2,212935		$ 125,803	$ (5,467,811)	(20,196)		$ (5,488,007)	$ (5,362,204)
Discontinued operations
Loss for the period from discontinued operations net of tax	$ -	$ -		$ -	$ -	$ -		$ -	$ -
Profit/(Loss) for the period	$ (2,087,132)	$ 2,212,935		$ 125,803	$ (5,467,811)	$ (20,196)		$ (5,488,007)	$ (5,362,204)

Notes to the Adjustments on the following page

The accompanying notes are an integral part of these pro forma consolidated financial statements

Exhibit 99.3

Notes to Adjustments

A.      Adjustment for reversal of 50% impaired amount of $1,221,002.65 recorded for the three months ended March 31, 2011 by WWA Group.

B.          Loss of equity investment on income statement is adjusted by the net figure of $404,955.54 being the share of profit and loss of Infrastructure recorded by WWA Group for the nine months ended September 30, 2011.

C.          Infrastructure investment recorded by WWA Group is restated at its original value of $1,786,000 from its present value of $1,219,218 as of January 1, 2011. The difference of $566,781 between original value and investment value as of January 1, 2011 has been treated as extraordinary profit on restatement.

D.         WWA Group Inc has converted $2,409,003.39 being the notes receivable and interest accrual of $48,345 as on September 30, 2011 to 165,699,842 shares of Infrastructure for $2,477,544.The difference of $20,196 between notes receivables amount and share issuance amount is treated as interest income in WWA Group income statement.

E.          Infrastructure has issued 165,699,842 shares for $2,477,544 against conversion of long term debt of $ 2,409,003 plus accrued interest of $48,345 as of September 30, 2011 to WWA Group. The difference of $20,196 between long term debt amount and share issuance amount is treated as interest expense in the Infrastructure income statement

The accompanying notes are an integral part of these pro forma consolidated financial statements

Exhibit 99.3

WWA Group, Inc., Pro Forma Consolidated Statements of Income for the year ended December 31, 2010
	WWA Group	Adjustments to WWA Group		Adjusted WWA Group	Infrastructure	Adjustments to Infrastructure		Adjusted Infrastructure	Consolidated
Revenues from commissions and services	$ 12,170	$ -		$ 12,170	$ -	$ -		$ -	$ 12,170
Project Management	$ -	$ -		$ -	$ 1,921,139	$ -		$ 1,921,139	$ 1,921,139
Revenues from sales of equipment	$ 72,600	$ -		$ 72,600	$ -	$ -		$ -	$ 72,600
Total revenues	84,770	-		$ 84,770	1,921,139	0		$ 1,921,139	2,005,909
Direct costs - commissions and services	9,646	-		$ 9,646	2,185,667	0		$ 2,185,667	2,195,313
Direct costs - sales of equipment	68,371	-		$ 68,371	-	0		$ -	68,371
Gross profit	6,753			$ 6,753	(264,528)	0		$ (264,528)	(257,775)
Operating expenses:
General, selling and administrative expenses	143,733	-		$ 108,876	260,364	0		$ 260,364	369,240
Salaries and wages	42,201	-		$ 42,201	327,836	0		$ 327,836	370,037
Selling expenses	2,878	-		$ 2,878	-	0		$ -	2,878
Depreciation and amortization expense	18,827	-		$ 18,827	28,037	0		$ 28,037	46,864
Total operating expenses	207,638	-		$ 172,782	616,237	0		$ 616,237	789,018
Income (Loss) from operations	(200,884)	-		$ (166,028)	(880,764)	0		$ (880,764)	(1,046,792)
Other income (expense):
Interest expense	(318,282)	-		$ (318,282)	-	(35,541)	D	$ (35,541)	(353,823)
Other Income	-	-		$ -	141,687	0		$ 141,687	141,687
Interest Income	-	35,541	A	$ 35,541	-	0		$ -	35,541
Extraordinary gain/loss on restatement of investments in Infrastructure	-	523,334	B	$ 523,334	-	0		$ -	523,334
Loss on equity investment	47,353	43,447	C	$ 90,800	-	0		$ -	90,800
Total other expense	(270,929)	602,322		$ 331,393	141,687	(35,541)		$ 106,146	437,539
Loss before income taxes	(471,813)	602,322		$ 165,365	(739,077)	(35,541)		$ (774,618)	(609,253)
Provision for income taxes	$ -	$ -		$ -	$ -			$-	$ -
Loss for the year from continuing operations	$ (471,813)	$ 602,322		$ 165,365	$ (739,077)	$ (35,541)		$ (774,618)	$ (609,253)
Discontinued operations
Loss for the year from discontinued operations net of tax	(439,531)	-		$ -	-	-			$(439,531)
Loss recognized on sale of World Wide
Auctioneers, and Crown Diamond Holdings	(749,227)	-		$ (784,083)	-	-		$ -	(784,083)
Loss for the year	(1,660,570)	602,322		$ (1,058,249)	(739,076)	(35,541)		$ (774,618)	(1,832,866)

A.      WWA Group has converted $2,442,033.39 in notes receivable as of December 31, 2010 to 165,699,842 shares of Infrastructure for $2,477,544. The difference of $35,541 between the notes receivable amount and the share issuance amount treated as interest income in WWA Group’s income statement.

B.       Infrastructure investment recorded by WWA Group is restated at its original value of $1,786,000 from its present value of $1,262,665.62 as on January 1st, 2010. The difference of $523,334 between original value and investment value as on January 1st, 2010 is treated as extraordinary profit on restatement.

C.       Loss on equity investment in IDVC on the income statement is reversed by a net figure of $43,446.79 being the share of profit and loss of IDVC recorded by WWA Group for  the three and six months ended March 31, 2010 $4,883.54 and June 30, 2010 ($48,330.33) respectively.

D.      Infrastructure has issued 165,699,842 shares for $2,477,544 against conversion of long term debt of $2,442,033.39 as of December 31, 2010 due to WWA Group. The difference of $35,541 between long term debt amount and share issuance amount is treated as interest expense in Infrastructure’s income statement.

The accompanying notes are an integral part of these pro forma consolidated financial statements

Exhibit 99.3

Infrastructure
Consolidated Statements of Operations
SCHEDULE A
	For Year Ending June 30,	Minus Six Months Ending June 30,	Plus Six Months Ending June 30,	For Year Ended December 31,
	2011	2011	2010	2010
Revenues:
Contract Income	300,492	300,492	320,093	320,093
Revenue from Material Sales	-	-	982,688	982,688
Equipment Rental	-	-	(491,132)	(491,132)
Project Management Contracts	301,945	(8,777)	798,768	1,109,490
Total revenues	602,437	291,715	1,610,417	1,921,139
Direct costs - commissions and services	877,866	380,369	1,688,170	2,185,667
Gross loss	(275,429)	(88,654)	(77,753)	(264,528)
Operating expenses:
General, selling and administrative expenses	762,055	607,630	105,939	260,364
Salaries and wages	318,444	133,788	143,180	327,836
Bad debt expenses (Power Track)	524,685	524,685	-	-
Depreciation and amortization expense	-	-	28,037	28,037
Total operating expenses	1,605,184	1,266,103	277,155	616,236
Loss from operations	(1,880,613)	(1,354,757)	(354,908)	(880,764)
Other income (expense):
Interest expense/(expense)	(16,577)	(16,577)	-	-
Loss of Inventory Write Down	(1,981,604)	(1,981,604)	-	-
Loss in Sale of Fixed Assets	(1,091,071)	(1,091,071)	-	-
Loss of Assets due to closure of quarry	(1,244,703)	(1,244,703)	-	-
Other income (expense)	338,544	338,713	141,856	141,687
Total other income (expense)	(3,995,411)	(3,995,242)	141,856	141,687
Loss before Income taxes	(5,876,024)	(5,349,999)	(213,052)	(739,076)
Provision for income taxes	-	-	-	-
NET INCOME/(LOSS)	(5,876,024)	(5,349,999)	(213,052)	(739,076)

Exhibit 99.3

Infrastructure
Consolidated Statements of Operations
SCHEDULE B
	For Year Ending June 30,	Plus Three Months Ending September 30,	Minus Six Months Ending December 30,	For Nine Months Ended September 30,
	2011	2011	2010	2011
Revenues:
Contract Income	300,492	-	-	300,492
Revenue from Material Sales	-	-	-	-
Equipment Rental	-		-	-
Project Management Contracts	301,945	279,728	310,722	270,951
Total revenues	602,437	279,728	310,722	571,443
Direct costs - commissions and services	877,866	256,525	497,497	636,894
Gross profit	(275,429)	23,203	(186,775)	(65,451)
Operating expenses:
General, selling and administrative expenses	762,055	34,809	154,425	642,473
Salaries and wages	318,444	66,698	184,656	200,486
Bad debt Expenses (Power Track)	524,685	-	-	524,685
Depreciation and amortization expense	-	-	-	-
Total operating expenses	1,605,184	101,508	339,081	1,367,644
Income (Loss) from operations	(1,880,613)	(78,305)	(525,856)	(1,433,095)
Other income (expense):
Interest expense/(Expense)	(16,577)	(39,136)	-	(55,713)
Loss of Inventory Write Down	(1,981,604)	-	-	(1,981,604)
Loss in Sale of Fixed Assets	(1,091,071)	-		(1,091,071)
Loss of Assets due to closure of Quarry	(1,244,703)	-	-	(1,244,703)
Other income (expense)	338,544	-	(169)	338,375
Total other income (expense)	(3,995,411)	(39,136)	(169)	(4,034,716)
(Loss) Income before Income Taxes	(5,876,024)	(117,441)	(526,025)	(5,467,811)
Provision for income taxes	-	-	-	-
NET INCOME/(LOSS)	(5,876,024)	(117,441)	(526,025)	(5,467,811)

Notes to Pro Forma combined Balance Sheets and Statements of Operations:

Share Acquisitions

On April 14, 2010, Intelspec International, Inc. (“Intelspec”), WWA Group's then minority owned unconsolidated subsidiary, concluded an agreement with Infrastructure, a publicly traded company, pursuant to which Intelspec became a subsidiary of Infrastructure. WWA Group acquired 21,294,218 shares of Infrastructure's common stock, an approximately 22% interest, as a result of the transaction. In July 2010, WWA Group sold four million shares of Infrastructure's common stock at a value of $320,000 reducing WWA Group’s investment to 17.75%.

On May 17, 2011, Infrastructure executed a convertible promissory note (“Note”) with WWA Group for amounts lent to Infrastructure and its subsidiaries, including Intelspec, since 2007 totaling an aggregate of $2,442,000, at an interest rate of 6% per annum, to be paid in full within five years of the execution of the Note, with the option to convert all or part of the principal and accrued interest into shares of common stock of Infrastructure, par value $0.001, at $0.07 per share at any time prior to maturity.

On November 21, 2011, WWA Group was authorized the issuance of 165,699,842 shares of Infrastructure's common stock valued at $2,477,544 or $0.014952 per share on conversion of the Note, as amended as of the date of conversion to permit a conversion price of approximately $0.015 per share constituting a premium to the $0.013 average price of Infrastructure’s common stock over the ten day period preceding the date of conversion.

Following the transaction on November 21, 2011, WWA Group owned 186,994,060 shares or 63.5% of Infrastructure's common stock.

Principles of Consolidation

The accompanying consolidated pro forma financial statements include the accounts of WWA Group and Infrastructure, its majority-owned subsidiary. All material intercompany accounts and transactions between the companies for the periods presented have been eliminated in consolidation.

Accounting Acquirer

WWA Group evaluated its investment in Infrastructure in accordance with ASC805, Business Combinations, according to WWA Group's evaluation of 805-10-55-12 it concluded that the accounting acquirer was WWA Group for this pro forma presentation because after the close of this transaction the shareholders of WWA Group held a majority voting power of Infrastructure. So WWA Group has eliminated the equity accounts and accumulated deficit of Infrastructure and left the accumulated deficit of WWA Group in its pro forma balance sheet presentation.